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                                                                    EXHIBIT 5(a)

         PACIFIC PORTFOLIOS VARIABLE ANNUITY APPLICATION INSTRUCTIONS

          If Sections 1, 5, 19 and 20 are not filled out completely, application may need to be returned for completion.

[1] Annuitants/Owners: Maximum age at issue is 85. There are many combinations of owner and annuitant registrations which may result in different
[2] consequences. For example, the death of an owner/annuitant may have different consequences than the death of a non-owner annuitant. Joint or contingent owners and/or joint annuitants cannot be named on qualified contracts. For IRAs, owner and annuitant must be the participant. For pension/profit sharing, 401(k) plans, name plan as owner, and participant as annuitant. For 403(b) plans, name participant as both owner and annuitant. Use the Special Requests section to clarify registrations. Spousal signatures may be required for certain actions in qualified contracts. If qualified plan is owner, also complete Qualified Plan Certification form. If trust is owner, also complete Trust Certification form. Consult a tax adviser to properly structure qualified plans and effect transfers.

[3] Beneficiary: Beneficiaries will be joint primary if no boxes are checked. Joint beneficiaries will share equally with rights of survivorship. For nonqualified contracts, if the owner dies, contract may only be continued if spouse is sole beneficiary. If beneficiary is left blank, default beneficiary will be owner's estate if contract is individually owned. If owner is trust or corporation, default beneficiary will be the owner.

[4] Contract Type: A conduit IRA is used to move assets from a qualified plan with intent to move the assets to another qualified plan at a later date; subsequent contributions are not permitted. Transfer indicates a trustee to trustee or custodian to custodian transfer only. If initial IRA payment represents both a rollover and a contribution, indicate amounts for each. Ensure the total matches the check. For a SIMPLE IRA, Pacific Life will only act as a non-designated financial institution.

[5]   Issue State: Indicate the state where the application is signed.

[6] Initial Purchase Payment: Indicate the initial purchase payment in U.S. dollars. Initial non-qualified contract minimum $5,000; qualified contract minimum $2,000.

[7] Replacement: Complete and attach a Transfer/Exchange form and any required state replacement forms.

[8] Optional Death Benefit: Must be chosen at time of issue. If not marked, the option defaults to the standard death benefit. There is an annual charge for this option. Please consult prospectus for charges.

[9] Optional Guaranteed Income Advantage (GIA): Maximum annuitant(s) issue age is 80. Available at issue or on any contract anniversary upon request. Minimum 10 year holding period before annuitizing. Please consult prospectus for charges and annuitization payouts.

[10] Telephone Authorization: You will automatically receive this privilege. By checking this box you authorize your designee to give Pacific Life instructions by telephone.

[11] Electronic Delivery Authorization: Complete to receive information electronically from our Web site. Primary owner's e-mail address will be used for notification. If not checked, communications will be by regular U.S. mail. This instruction is valid until you instruct us otherwise.

[12] Allocation Options: Allocations must total 100% or equal total purchase payment. If rebalancing, use percentages only. Portfolio managers are:

               Aggressive Equity..............  Alliance Capital
               Emerging Markets...............  Alliance Capital
               Diversified Research...........  Capital Guardian
               Small-Cap Equity...............  Capital Guardian
               International Large-Cap........  Capital Guardian
               Bond and Income................  Goldman Sachs
               Equity.........................  Goldman Sachs
               Multi-Strategy.................  J.P. Morgan Investment
               Equity Income..................  J.P. Morgan Investment
               Growth LT......................  Janus
               Mid-Cap Value..................  Lazard
               Equity Index...................  Mercury
               Small-Cap Index................  Mercury
               REIT...........................  Morgan Stanley
               International Value............  Morgan Stanley
               Government Securities..........  PIMCO
               Managed Bond...................  PIMCO
               Money Market...................  Pacific Life
               High Yield Bond................  Pacific Life
               Large-Cap Value................  Salomon
               Fixed..........................  Pacific Life
               3-year GIO.....................  Pacific Life
               6-year GIO.....................  Pacific Life
               10-year GIO....................  Pacific Life

[13] Rebalancing: If you do not specify a date for the first rebalancing, it will occur one frequency period after issue and every period thereafter. Actual start date may occur after date elected. The Fixed Option and GIOs may not be rebalanced. Additional purchase payments to accounts other than those selected on this application will not be rebalanced. To change allocations, complete a Transfers and Allocations form.

[14] Special Requests: Use this section to indicate special registrations and other instructions.

[15] Annuity Date (Annuity Start Date): Annuity start date cannot be prior to first contract anniversary. For non-qualified contracts, if no date is chosen, annuity date is the annuitant's 95th birthday. For qualified contracts, if no date is chosen, annuity date is the following April 1 of the year after the year in which the annuitant reaches age 70-1/2.

[16] Pre-Authorized Checking For Additional Purchase Payments: Initial minimum purchase may be met over maximum of 12 months. The first purchase payment must accompany this application. Monthly non-qualified contract minimum $400; qualified contract minimum $250.

[17] Transfers: Contract must be issued for 30 days. If you do not specify a date for the first transfer, it will occur one frequency period after issue and every period thereafter. Minimum source account value $5,000. Minimum initial transfer amount $250. Transfer dollars: Last transfer will occur even if remaining balance is less than the amount selected. Transfer percentages: Annual percentage will be divided by the frequency selected.

[18] Pre-Authorized Withdrawals: Contract must be issued for 30 days. If you do not specify a date for the first withdrawal, it will occur one frequency period after issue and every period thereafter. Minimum withdrawal $250. Annual percentage will be divided by the frequency selected. Payment will be reduced by any taxes if withholding is applicable, and will be taken from all investment options if none is selected. Withdrawals may be taken from qualified contracts if allowed by the plan.

[19] Statement of Applicant: Please read this section carefully. All information and signatures must be completed.

[20]  Agent's Statement: Your agent must fully complete and sign this section.

[21]  Mailing Instructions: Send this completed application as follows:


       APPLICATIONS WITH PAYMENT:              APPLICATIONS WITHOUT PAYMENT:
                    ----                                    -------

       and/or additional payments:                    regular mail:
     Pacific Life Insurance Company           Pacific Life Insurance Company
            P.O. Box 100060                           P.O. Box 7187
         Pasadena, CA 91189-0060                 Pasadena, CA 91109-7187

         Express mail delivery:
     Pacific Life Insurance Company               Express mail delivery:
               C/O FCNPC                      Pacific Life Insurance Company
    1111 S. Arroyo Parkway, Ste. 150        1111 S. Arroyo Parkway, Ste. 205
           Pasadena, CA 91105                      Pasadena, CA 91105
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[LOGO OF PACIFIC LIFE]       Pacific Life Insurance Company                                           Pacific
                             P.O. Box 7187 . Pasadena, CA 91109-7187                                  PORTFOLIOS
                             www.PacificLife.com                                                      Variable Annuity Application
                             (800) 722-2333 (See instructions for mailing addresses)
PLEASE TYPE or PRINT. See instructions to assist
you in completing this application.


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[1] ANNUITANT Name (First, Middle Initial, Last)                            Birth Date (mo/day/yr)     Phone Number
                                                                              /  /                     (   )
                                                                            -- -- ----
    --------------------------------------------------------------------------------------------------------------------------------
    Street Address (Number, Street Name and Apartment or Unit Number)       E-Mail Address             Sex
                                                                                                       [_] M  [_] F
    --------------------------------------------------------------------------------------------------------------------------------
    City, State & ZIP Code                                                                             SSN/TIN

[OPTIONAL]
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    ADDITIONAL ANNUITANT  Complete this section to name additional annuitant. Not applicable for qualified contracts.
    Check one  [_] Joint   [_] Contingent
    Name (First, Middle Initial, Last)                                                              Birth Date (mo/day/yr)
                                                                                                      /  /
                                                                                                    -- -- ----
    --------------------------------------------------------------------------------------------------------------------------------
    Street Address (Number, Street Name and Apartment or Unit Number)       E-Mail Address             Sex
                                                                                                       [_] M  [_] F
    --------------------------------------------------------------------------------------------------------------------------------
    City, State & ZIP Code                                                                             SSN/TIN

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[2] If owner(s) and annuitant(s) are the same, it is not necessary to complete Section 2. If trust is owner, also complete Trust
    Certification form.
    OWNER  Name (First, Middle Initial, Last)                               Birth Date (mo/day/yr)     Phone Number
                                                                              /  /                     (   )
                                                                            -- -- ----
    --------------------------------------------------------------------------------------------------------------------------------
    Street Address (Number, Street Name and Apartment or Unit Number)       E-Mail Address             Sex
                                                                                                       [_] M  [_] F
    --------------------------------------------------------------------------------------------------------------------------------
    City, State & ZIP Code                                                                             SSN/TIN

[OPTIONAL]
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   ADDITIONAL OWNER  Name (First, Middle Initial, Last)  Not applicable for qualified contracts.
   Check one  [_] Joint   [_] Contingent                                                            Birth Date (mo/day/yr)
                                                                                                      /  /
                                                                                                    -- -- ----
   ---------------------------------------------------------------------------------------------------------------------------------
   Street Address (Number, Street Name and Apartment or Unit Number)        E-Mail Address             Sex
                                                                                                       [_] M  [_] F
   ---------------------------------------------------------------------------------------------------------------------------------
   City, State & ZIP Code                                                                              SSN/TIN

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[3] BENEFICIARY  Name (First, Middle Initial, Last)  If no boxes are checked, default will be joint primary beneficiaries.
                                                                                   Select one   [_] Primary  [_] Contingent
    --------------------------------------------------------------------------------------------------------------------------------
    ADDITIONAL BENEFICIARY  Name (First, Middle Initial, Last)  Use Special Requests section to provide additional beneficiaries or beneficiary information.
    --
                                                                                   Select one   [_] Primary  [_] Contingent
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[4] CONTRACT TYPE  Select one.                                                           Qualified Contract Payment Type If no
    [_] Non-Qualified   [_] SIMPLE IRA +          [_] Custodial Held IRA [_] 457         year is indicated, contribution
    [_] Conduit IRA     [_] SEP-IRA               [_] 401(a) Pension *   [_] Keogh/HR10  defaults to current tax year.
    [_] IRA             [_] Contributory Roth IRA [_] 401(k) *           [_] TSA/403(b)   [_] Transfer...... $____
    [_] Conversion Roth IRA   /  /                *Also complete Qualified Plan           [_] Rollover...... $____
                            -- -- ----             Certification form.                    [_] Contribution.. $____ for tax year ____
                          conversion date                                                                    $____ for tax year ____
                          +  Complete Roth/SIMPLE form if the SIMPLE IRA box is checked.
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[5] ISSUE STATE  Abbreviate state              [6] INITIAL PURCHASE PAYMENT  Indicate the form of initial payment.
    name where application is signed.  ___ ___     [_] 1035 exchange/est. transfer $____________  [_] Amt. enclosed $_______________
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[7] REPLACEMENT Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction, assuming the contract applied for will be issued?

       [_] Yes   [_] No   If yes, provide the information below and attach any required state replacement and/or 1035 exchange/transfer forms. Use the Special Requests section to list additional insurance companies and contract numbers.
    Insurance Company Name                 Contract Number          Contract Type Being Replaced

                                                                     [_] Life Insurance     [_] Fixed Annuity  [_] Variable Annuity
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[8] OPTIONAL DEATH BENEFIT  Subject to state availability. Annuitant(s) must not   [9]  OPTIONAL GUARANTEED INCOME ADVANTAGE (GIA)
    be over 75 at issue. If the option is not selected,                                 Subject to state availability. Annuitant(s)
    the standard death benefit is the default.                                          must not be over 80 at issue.
       [_] Enhanced Death Benefit                                                                                         [_] GIA
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25-12400 01/00                                                                                      280-0B                [BAR CODE]
                                                                                                                           *280-0B1*
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[OPTIONAL PROGRAMS]
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[16] PRE-AUTHORIZED CHECKING (PAC) FOR ADDITIONAL PURCHASE PAYMENTS                   PAC Amount     PAC Start Date (mo/day/yr)
     Each month deduct from my account shown on the attached voided check, the
     amount indicated in the box at the right. Payments will be applied according                           __/__/____
     to the allocations on this application or more current instructions, if any.                    Default start date is one month
     To begin PAC, the first minimum installment must accompany this application.     $__________    from issue.
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[17] TRANSFERS Choose one of the five transfer options under Section A. Indicate a single source account and different target accounts. If section 12 is blank, 100% of purchase payment will be allocated to the source account below. For DCA Plus, term must be less than or equal to the maximum term available. If not specified, default is maximum term available.

     A. Dollar Cost Averaging Transfer and Term Options                         Earnings Sweeps Transfer Option
        1. [_] DCA Plus for  ________# of months                                   5. [_] Sweep the previous period's earnings.
        2. [_] Deplete the source account in _______# of transfers
        3. [_] Transfer $_______ each time for _______ years or ______ months         Take from one of the following accounts.
        4. [_] Transfer _______% annually for _______ years or _______ months         [_] Fixed Option    [_] Money Market
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     B. Transfer Frequency Default is monthly.                                  C. Start Date (mo/day/yr) Default
        [_] Monthly   [_] Quarterly    [_] Semi-Annually   [_] Annually            is one frequency period after issue. __/__/____
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     D. Source Account Complete if 1, 2, 3 or 4 is                    E. Target Account Must be different than source
     selected above from Section A. Choose one. Source                   account. Indicate either whole percentage or
     account cannot be target account.                                   dollar amounts.

        [_] Aggressive Equity     [_] Equity Index                  Aggressive Equity ______________     Mid-Cap Value _____________
        [_] Emerging Markets      [_] Small-Cap Index                Emerging Markets ______________      Equity Index _____________
        [_] Diversified Research  [_] REIT                       Diversified Research ______________   Small-Cap Index _____________
        [_] Small-Cap Equity      [_] Intl. Value                    Small-Cap Equity ______________              REIT _____________
        [_] Intl. Large-Cap       [_] Govt. Securities                Intl. Large-Cap ______________       Intl. Value _____________
        [_] Bond and Income       [_] Managed Bond                    Bond and Income ______________  Govt. Securities _____________
        [_] Equity                [_] Money Market                             Equity ______________      Managed Bond _____________
        [_] Multi-Strategy        [_] High Yield Bond                  Multi-Strategy ______________      Money Market _____________
        [_] Equity Income         [_] Large-Cap Value                   Equity Income ______________   High Yield Bond _____________
        [_] Growth LT             [_] Fixed                                 Growth LT ______________   Large-Cap Value _____________
        [_] Mid-Cap Value         [_] DCA Plus Fixed
                                        Option 1 only.                Total must equal 100% or full $ transfer amount >_____________
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[18] PRE-AUTHORIZED WITHDRAWALS Withdrawal to be issued by check unless Section 18I is completed and voided check attached.
     A. Choose one withdrawal option                          B. Withdrawal amount to be
                                              % of contract      [_] Net of Charges                [_] Gross of charges
        [_] $ _______ each time   [_] _______ value annually     Default will be gross of charges. Available for dollar amount only.
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     C. 72(t)/72(q) Check box if withdrawal is a          D. Frequency Default is monthly.  E. Start Date (mo/day/yr) Default is one
           continuation of a series of substantially       [_] Monthly   [_] Semi-Annually   frequency period
           equal periodic payments under (S) IRC           [_] Quarterly [_] Annually        after issue.     __/__/____
           72(t) or 72(q) not calculated by
      [_]  Pacific Life.
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     F. Duration Enter either the number of               G. Federal Taxes If not specified, the minimum
        months or years.                                     10% federal tax on non-qualified contracts and
        [_] Months ______   [_] Years ______                 IRAs will be withheld. Mandatory 20% on Qualified   [_] Do Not Withhold
                                                             Contracts will be withheld. State mandated income   [_] Withhold _____%
                                                             tax will be withheld where required by law.
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     H. Source For dollar amount withdrawals only, choose one or more sources. Otherwise, withdrawals will be taken proportionally from current allocations. Indicate dollar amounts that equal the total in 18A.

        Aggressive Equity ___________           Equity ___________      Equity Index ___________      Managed Bond ___________
        Emerging  Markets ___________   Multi-Strategy ___________   Small-Cap Index ___________     Money  Market ___________
     Diversified Research ___________    Equity Income ___________              REIT ___________   High Yield Bond ___________
         Small-Cap Equity ___________        Growth LT ___________       Intl. Value ___________   Large-Cap Value ___________
          Intl. Large-Cap ___________    Mid-Cap Value ___________  Govt. Securities ___________             Fixed ___________
          Bond and Income ___________
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     I. 3rd Party Payee - Complete this section only if you want the distributions to be electronically transferred to your bank or mailed to someone other than the owner. If the distributions are being electronically transferred to a checking account, please attach a voided check. If electronically transferred to a savings account, please attach a deposit slip.

        Name of Institution/Individual If individual, First, Middle, Last Name.         Account Number

   _________________________________________________________________________________________________________________________________
        Street Address (Number, Street Name and Apartment or Unit Number)

   _________________________________________________________________________________________________________________________________
        City, State & ZIP Code                                                          ABA Number For direct deposit.

   _________________________________________________________________________________________________________________________________
   25-12400   01/00                                                                                280-0B                 [BAR CODE]
                                                                                                                          *280-OB2*
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[10] TELEPHONE[/ELECTONIC] AUTHORIZATION I will receive this privilege automatically. By checking "yes," I am authorizing and directing Pacific Life to act on telephone [or electronic] instructions form any other person(s) who can furnish proper identification. Pacific Life will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees,
     representatives and/or agents, will be held harmless for any claim, liability, loss or cost.                            [_] Yes
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[11] ELECTRONIC DELIVERY AUTHORIZATION By checking "yes," I authorize Pacific Life to provide my statements, prospectuses and other information electronically. I understand that I must have internet access to use this service and there may be access fees
     charged by the internet service provider.                                                                               [_] Yes
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[12] ALLOCATION OPTIONS If rebalancing, use percentages only. See instructions for portfolio manager names.
      Aggressive Equity ________          Equity ________     Equity Index ________    Managed Bond ________ DCA Plus Fixed _______
      Emerging  Markets ________  Multi-Strategy ________  Small-Cap Index ________   Money  Market ________     3-year GIO _______
   Diversified Research ________   Equity Income ________             REIT ________ High Yield Bond ________     6-year GIO _______
       Small-Cap Equity ________       Growth LT ________      Intl. Value ________ Large-Cap Value ________    10-year GIO _______
        Intl. Large-Cap ________   Mid-Cap Value ________ Govt. Securities ________           Fixed ________
        Bond and Income ________                                    Must equal either 100% or full purchase payment amount >_______
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[13] REBALANCING [_] Yes, rebalance the variable accounts to the allocations         Start Date (mo/day/yr) Default is one frequency
     indicated in Section 12                                                         period after issue     __/__/____
     Choose one frequency. Default is quarterly.  [_] Quarterly  [_] Semi-Annually [_] Annually
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[14] SPECIAL REQUESTS If additional space is needed, attach letter signed and dated by owner(s).

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[15] ANNUITY START DATE Contract will annuitize on this date. Start date cannot be prior to the       Annuity Start Date (mo/day/yr)
     first contract anniversary. If no date chosen, annuity start date is the maximum deferral           __/__/____
     age listed in your contract.
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[19]  STATEMENT OF APPLICANT My agent and I discussed my            Joint Tenants With The Right Of Survivorship and not as
      financial background and as a result I believe this           Tenants In Common.
      contract will meet my insurable needs and financial              Any person who knowingly and with intent to defraud any
      objectives. I have considered the appropriateness             insurance company or other person files an application for
      of full or partial replacement of any existing life           insurance or statement of claim containing any materially
      insurance or annuity, if applicable. I understand             false information or conceals for the purpose of misleading,
      that contract values may increase or decrease                 information concerning any fact material thereto commits a
      depending on the investment experience of the                 fraudulent insurance act, which is a crime and subjects such
      variable accounts. Contract values under the variable         person to criminal and civil penalties. Any portion of this
      accounts are variable and are not guaranteed. I               contract allocated to one or more of the variable investment
      UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY           options is not covered by an insurance guaranty fund or other
      THE CONTRACT MAY VARY AS TO DOLLAR AMOUNT TO THE              solvency protection arrangement because that portion of this
      EXTENT THAT THEY ARE BASED ON THE INVESTMENT                  contract is held in a separate account under which the risk is
      EXPERIENCE OF THE SELECTED PORTFOLIO(S).                      borne by the policyholder.
         I have received prospectuses. I hereby represent my           My signature certifies, under penalty of perjury, that the
      answers to the above questions to be correct and              taxpayer identification number provided is correct. I am not
      true to the best of my knowledge and belief, and              subject to backup withholding because: I am exempt; or I have
      agree that this application will be part of the               not been notified that I am subject to backup withholding
      annuity contract issued by Pacific Life. I                    resulting from failure to report all interest or dividends;
      acknowledge that corrections to my contract may               or I have been notified that I am no longer subject to backup
      be made from the application. My acceptance of this           withholding. (Strike out the preceding sentence if subject to
      contract constitutes acceptance of these corrections.         backup withholding.) The IRS does not require my consent to
      If there are joint applicants, the contract, if issued,       any provision of this document other than the certifications
      will be owned by the joint applicants as                      required to avoid backup withholding.

      -----------------------------------------------------------------------------  -----------------------------------------------
                                 Signed at City                                                State Where Application Signed

[SIGN HERE]                                                            [SIGN HERE]
         -----------------------------------------------  ---------------  ----------------------------------------------  --------
                        Owner's Signature                      Date             Joint Owner's Signature If applicable.       Date
      -----------------------------------------------------------------------------------------------------------------------------
[20]  AGENT'S STATEMENT Do you have reason to believe that any existing life insurance or annuity has been (or will be)
      surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the contract applied for will be issued?
      [_] Yes  [_] No   If yes, explain in Replacement Section 7.
      I certify that I am authorized and qualified to discuss this contract. I have explained to the applicant how the annuity will meet their insurable needs and financial objectives. I have discussed the appropriateness of replacement, if applicable.
[SIGN HERE]
      -------------------------------------------  ------------------------------------------  ------------------------------------
                  Agent's Signature                          Print Agent's Full Name                    Agent's ID Number
      (   )                                                                                           [_] A   [_] B   [_] C
      ---------------------------------------  -----------------------------------------------------------------------------------
                Agent's Phone Number                         Agent's E-Mail Address                          Option

      --------------------------------------------------------  -------------------------------  ----------------------------------
                        Brok er/Dealer's Name                                                    Brokerage Account Number Optional.
      -----------------------------------------------------------------------------------------------------------------------------
      25-12400 01/00                                                                     280-0B                          [BAR CODE]
                                                                                                                         *280-0B3*
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